SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: June 11, 1999
(Date of earliest event reported)

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Master Servicing Agreement, dated as of June 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2)


                 PaineWebber Mortgage Acceptance Corporation IV
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                 333-61785                     06-1204982
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
         of Incorporation)        File Number)               Identification No.)


1285 Avenue of the Americas
New York, New York                                           10019
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events
-------  ------------

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, Chase Securities Inc., Credit Suisse First Boston, First Union Capital Markets Corp and Banc One Capital Markets, Inc., as applicable, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------------                        -----------
      (99.1)                             Structural  Term  Sheets,   Collateral
                                         Term    Sheets    and    Computational
                                         Materials   prepared  by   PaineWebber
                                         Incorporated    in   connection   with
                                         Fremont Home Loan Owner Trust  1999-2,
                                         Home Loan Asset Backed  Notes,  Series
                                         1999-2

      (99.2) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by Chase Securities Inc. in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

      (99.3) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by Credit Suisse First Boston in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

      (99.4) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by First Union Capital Markets Corp. in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

      (99.5) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by Banc One Capital Markets, Inc. in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

June 14, 1999
                                  By: BARBARA DAWSON
                                      ------------------------------------------
                                      Name:  Barbara Dawson
                                      Title:  Senior Vice President

                                INDEX TO EXHIBITS

                                                                  PAPER (P) OR
EXHIBIT NO.          DESCRIPTION                                  ELECTRONIC (E)
------------         ----------------------------------           -------------
(99.1)               Structural Term Sheets, Collateral                  E
                     Term Sheets and Computational Materials
                     prepared by PaineWebber Incorporated in
                     connection with Fremont Home Loan Owner
                     Trust 1999-2, Home Loan Asset Backed
                     Notes, Series 1999-2

(99.2)               Structural Term Sheets, Collateral                  E
                     Term Sheets and Computational Materials
                     prepared by Chase Securities Inc. in
                     connection with Fremont Home Loan Owner
                     Trust 1999-2, Home Loan Asset Backed
                     Notes, Series 1999-2

(99.3)               Structural Term Sheets, Collateral                  E
                     Term Sheets and Computational Materials
                     prepared by Credit Suisse First Boston
                     in connection with Fremont Home Loan
                     Owner Trust 1999-2, Home Loan Asset
                     Backed Notes, Series 1999-2

(99.4)               Structural Term Sheets, Collateral                  E
                     Term Sheets and Computational Materials
                     prepared by First Union Capital Markets
                     Corp. in connection with Fremont Home
                     Loan Owner Trust 1999-2, Home Loan
                     Asset Backed Notes, Series 1999-2

(99.5)               Structural Term Sheets, Collateral                  E
                     Term Sheets and Computational Materials
                     prepared by Banc One Capital Markets,
                     Inc. in connection with Fremont Home
                     Loan Owner Trust 1999-2, Home Loan
                     Asset Backed Notes, Series 1999-2